UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2016

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Atlas Air Worldwide Holdings, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing its 2016 Incentive Plan, which is attached hereto as Exhibit 4, as an Appendix to the Definitive Proxy Statement on Schedule 14A that was filed by the Company with the U.S. Securities and Exchange Commission on April 18, 2016 and that is subject to approval of shareholders at the Company’s Annual Meeting of Shareholders to be held on May 24, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4 Atlas Air Worldwide Holdings, Inc. 2016 Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

April 20, 2016	By:	/s/ Michael W. Borkowski

Name: Michael W. Borkowski
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

4	Atlas Air Worldwide Holdings, Inc. 2016 Incentive Plan